                                                                Exhibit 99

                    	MONTHLY SERVICERS CERTIFICATE
                     	SERVICER: NATIONSBANK, N.A.
                  	NATIONSBANK AUTO OWNER TRUST 1996-A

	Collection Period			                                             				May 1997
	Determination Date				                                              			6/9/97
	Deposit Date					          	                                         	6/13/97
	Distribution Date					                                              		6/16/97

	Pool Balance
	Pool Balance on the close of the last day of the preceding
                  Collection Period			        				            1,417,535,931.83
	Less:	Collections and Liquidation Proceeds allocable to
                        Principal		         				                 63,671,135.99
     		Purchase Amount allocable to Principal			                       			0.00
     		Realized Losses						                                      1,667,094.47
                                                            -------------------
	Pool Balance on the close of the last day of the
               Collection Period		           					            1,352,197,701.37
	Collections allocable to Principal received from
    Collection Period up to and including the Second
    Business Day immediately preceding the Current
                Determination Date      							                  12,331,631.06
	Pool Balance as of the Second Business Day immediately
        preceding the Current Determination Date 							      1,339,866,070.31
	Original Pool Balance							                                 2,136,187,667.91
	Pool Factor 						                                               	62.7223015%

	Portfolio Balances and Pool Factors					        	Beginning            	End
                                           							of Period         	of Period
                                                -------------       ----------
		Class A-1 Note Balance					                        -                     -
		Class A-1 Pool Factor				                        	0.0000000       	0.0000000
		Class A-2 Note Balance					                  601,606,429.73	  536,630,402.40
		Class A-2 Pool Factor		                        			0.8086108       	0.7212774
		Class A-3 Note Balance					                  457,323,000.00 	 457,323,000.00
		Class A-3 Pool Factor	                        				1.0000000       	1.0000000
		Class A-4 Note Balance					                  175,000,000.00   175,000,000.00
		Class A-4 Pool Factor			                        		1.0000000	       1.0000000
		Class B-1 Certificate Balance					            96,129,000.00 	  96,129,000.00
		Class B-1 Pool Factor		                        			1.0000000       	1.0000000
		Class B-2 Certificate Balance					            74,783,667.91    74,783,667.91
		Class B-2 Pool Factor			                       	 	1.0000000       	1.0000000

		Weighted Average Coupon		                                    				10.3646000%
		Weighted Average Original Term		                                    				60.4
		Weighted Average Remaining Term				                                   		39.5


	Collections

	Interest:
		Collections and Liquidation Proceeds allocable to interest			  12,120,576.57
		Recoveries						                                                  240,626.31
		Purchase Amount allocable to Interest					                             	0.00
                                                                ---------------
			Total Interest Collections					                               12,361,202.88
		Advances for the related Distribution Date						                1,916,419.81
		Less:  Outstanding Advances to be reimbursed						              1,830,582.98
                                                                --------------
			Available Interest					                                       12,447,039.71

	Principal:
		Collections and Liquidation Proceeds allocable to Principal
                   (for the Collection Period)		                 63,671,135.99
		Purchase Amount allocable to Principal  (for the Collection
                             Period)	                                					0.00
		Collections allocable to Principal received up to and
         including the Second Business Day immediately
         preceding the Current Determination Date	          					12,331,631.06
			Less:   Prior Month Collections allocable to Principal up to
           and including the Second Business Day immediately
           preceding the Current Determination Date		         			12,693,834.19
                                                              ----------------
			Available Principal					                                      63,308,932.86

			Available Funds					                                          75,755,972.57
	Regular Principal (equals Available Principal plus
                          Realized Losses)		 					               64,976,027.33

	Required Distributable Amounts
	Reimbursement of Outstanding Advances on Defaulted Receivables					109,632.05
	Servicing Fee (inc. unpaid amount from prior periods)					     		1,181,279.94
	Noteholder Amounts
		Class A-1 Monthly Interest                                        						0.00
		Class A-1 Interest Carryover Shortfall						                            0.00
                                                                       -------
			Total                                                             					0.00

		Class A-2 Monthly Interest		                                				3,070,699.49
		Class A-2 Interest Carryover Shortfall					                            	0.00
                                                                 --------------
			Total 		                                                    			3,070,699.49

		Class A-3 Monthly Interest				                                		2,429,528.44
		Class A-3 Interest Carryover Shortfall			                            			0.00
                                                                ---------------
			Total		                                                     			2,429,528.44

		Class A-4 Monthly Interest			                                  			966,145.83
		Class A-4 Interest Carryover Shortfall				                            		0.00
                                                                    -----------
			Total			                                                       		966,145.83

			Total Accrued Note Interest		                               			6,466,373.76

		Class A-1 Monthly Principal 				                                      		0.00
		Class A-1 Principal Carryover Shortfall						                           0.00
                                                                       -------
			Total			                                                             		0.00

		Class A-2 Monthly Principal				                              		64,976,027.33
		Class A-2 Principal Carryover Shortfall 					                          	0.00
                                                                ---------------
			Total				                                                    	64,976,027.33

		Class A-3 Monthly Principal			                                       			0.00
		Class A-3 Principal Carryover Shortfall 					                          	0.00
                                                                         -----
			Total			                                                             		0.00

		Class A-4 Monthly Principal			                                       			0.00
		Class A-4 Principal Carryover Shortfall				                           		0.00
                                                                         -----
			Total			                                                             		0.00

			Total Noteholders' Principal Payment Amount				              	64,976,027.33

	Certificateholder Amounts
		Class B-1 Monthly Interest			                                  			540,725.63
		Class B-1 Interest Carryover Shortfall						                            0.00
                                                                  ------------
			Total			                                                       		540,725.63

		Class B-2 Monthly Interest			                                  			428,448.10
		Class B-2 Interest Carryover Shortfall			                            			0.00
                                                                ---------------
			Total		                                                       			428,448.10

			Total Accrued Certificate Interest				                          	969,173.73

		Class B-1 Monthly Principal			                                       			0.00
		Class B-1 Principal Carryover Shortfall 					                          	0.00
                                                                         -----
			Total	                                                             				0.00

		Class B-2 Monthly Principal					                                       	0.00
		Class B-2 Principal Carryover Shortfall 					                          	0.00
                                                                         -----
			Total				                                                             	0.00

			Total Certificateholders' Principal Distribution Amount		           			0.00

	Total required distributable amount						                      	73,702,486.81
	Less: Total Available Funds				                              			75,755,972.57
                                                             ------------------
	Net Available Funds   (Shortfall) Excess						                  	2,053,485.76
	Withdrawal from Reserve Account (If Shortfall)						                    	0.00
	Deposit to Reserve Account (If Excess)						                    	2,053,485.76


	Distributions
	Deposit to the Collection Account
		Available Interest					                                       	12,447,039.71
		Available Principal			                                      			63,308,932.86
		Withdrawal from Reserve Account			                                   			0.00
		Less:  Amounts to be withheld by Servicer
			  a)   Reimbursement of Outstanding Advances on Defaulted
                          Receivables                          					109,632.05
			  b)   Servicing Fee		                                      			1,181,279.94
                                                                 --------------
		Net Deposit to Collection Account					                        	74,465,060.58

	Deposit to Note Payment Account
		Class A-1 Interest Distribution	                                   					0.00
		Class A-2 Interest Distribution					                           	3,070,699.49
		Class A-3 Interest Distribution 					                          	2,429,528.44
		Class A-4 Interest Distribution				                             		966,145.83
		Class A-1 Principal Distribution					                                  	0.00
		Class A-2 Principal Distribution					                         	64,976,027.33
		Class A-3 Principal Distribution					                                  	0.00
		Class A-4 Principal Distribution	                                  					0.00
                                                                 --------------
			Total Deposit to Note Payment Account				                    	71,442,401.09

	Deposit to Certificate Distribution Account
		Class B-1 Interest Distribution 		                            				540,725.63
		Class B-2 Interest Distribution 		                            				428,448.10
		Class B-1 Principal Distribution 					                                 	0.00
		Class B-2 Principal Distribution 					                                 	0.00
                                                                --------------
			Total Deposit to Certificate Distribution Account				           	969,173.73

	Deposit to Reserve Account 				                               			2,053,485.76


	Specified Reserve Account Balance
	Greater of:
		(i) Sum of:
			(a) Percentage applicable times			                                   	4.00%
			      Pool Balance as of the last day of the prior Collection
         Period less Principal collected up to and including the
         second Business Day preceding the most recent
         Determination Date			              	1,339,866,070.31   	53,594,642.81
			      and,					                           ----------------
			(b) Specified Interest Reserve Amount  (Three months interest		2,907,521.17
                                                                --------------
            on the Certificates if Notes are Outstanding)		   			56,502,163.98
  			       and
		(ii) Lesser of:
			(a) $26,702,346.		                                         			26,702,346.00
			      and
			(b) Aggregate outstanding Note Principal Balance and
			      Aggregate sum of Certificate Balances				           	1,339,866,070.31

		Specified Reserve Account Balance					                        	56,502,163.98

	Reserve Account Reconciliation
		Beginning Balance  (Initial Balance is 2.5% of Original
                   Pool Balance)                           						59,101,205.08
		Deposit from Available Interest and Available Principal			   			2,053,485.76
		Investment Earnings						                                         261,284.02
		Less:
			Accrued and unpaid Servicing Fees		                                 			0.00
			Amounts to be distributed to Securityholders'				                     	0.00
                                                               ----------------
		Balance				                                                  		61,415,974.86
		Less: Withdrawal by holder of Contingent Payment Right of Excess of Reserve Account Balance Over Specified Reserve Account
        Balance	                                             					4,913,810.88
                                                                --------------
		Ending Balance				                                           		56,502,163.98

		Interest Reserve Amount		                                   				2,907,521.17
		Available Reserve Amount				                                 		53,594,642.81

	Instructions to the Trustee

		Amount to be deposited from the Collection Account into the
                     Note Payment Account                  						71,442,401.09

		Amount to be deposited from the Collection Account into the
               Certificate Distribution Account	               					969,173.73

		Amount to be deposited from the Collection Account into the
                         Reserve Account                    						2,053,485.76

		Amount to be deposited from the Reserve Account to the
   account of the holder of the Contingent Payment Right					    	4,913,810.88

		Amount to be deposited from the Reserve Account into the
                   Collection Account				                               		0.00

	Net Loss and Delinquency Activity

	Realized Losses							                                           1,667,094.47
	Net Loss Ratio (annualized)
		For the current Collection Period                                						1.24%
		For the preceding Collection Period				                              		1.34%
		For the second preceding Collection Period					                       	1.36%
                                                                       -------
	Average Net Loss Ratio (Specified Reserve Account Balance
                increases if greater than 1.50%)	                  						1.31%

	Delinquency Analysis
						                                                  	Number of	  Principal
                                                   							 Loans	     Balance
                                                        -----------------------
		   30 to 59 days past due 			                          		2467 	25,909,110.96
		   60 to 89 days past due 				                           	516  	5,607,680.41
		   90 or more days past due                          					485  	5,641,686.75
                                                        ----------------------
			Total		                                               		3468 	37,158,478.12

	Collateral Repossessed and Held by the Trust
   (included in above Delinquency Amounts)				            		382  	4,238,110.50
	Delinquency Ratio including Repossessions
		For the current Collection Period					                                	0.83%
		For the preceding Collection Period			                              			0.77%
		For the second preceding Collection Period					                       	0.72%
                                                                      --------
	Average Delinquency Ratio (Specified Reserve
  Account Balance increases if greater than 1.25%)                							0.77%
	Loss and Delinquency Trigger Indicator						                              	NO
	Equity Percentage			                                               				16.97%
	Repurchased Receivables					                                           		0.00